UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                             March 7, 2001



Commission      Registrant, State of Incorporation,     I.R.S. Employer
File Number     Address and Telephone Number            Identification No.
-----------     ----------------------------            ------------------

1-6047          GPU, Inc.                               13-5516989
                (a Pennsylvania corporation)
                300 Madison Avenue
                Morristown, New Jersey 07962-1911
                Telephone (973) 401-8200

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            -------------------------------------------------------------------

      (c)   Exhibit

            99.   GPU 2000 Financial Report.

                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                              GPU, INC.



                              By:  /s/ T. G. Howson
                                  --------------------------------
                                  T. G. Howson, Vice President
                                  and Treasurer


Date:   March 7, 2001